INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement of Layne
Christensen Company on Form S-8 of our report dated March 8,
1996, appearing in the Annual Report on Form 10-K of Layne
Christensen Company for the fiscal year ended January 31, 1996.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Kansas City, Missouri
January 24, 1997